Exhibit 10.1

AGREEMENT

Mobiquity Technologies, Inc.

35 Torrington Lane

Shoreham, NY 11786

Ladies and Gentlemen:

Mobiquity Technologies, Inc., a New York corporation (“Mobiquity”), is hereby (i) selling and issuing (the “Offering”) to Gopher Protocol Inc., a Nevada corporation (“Gopher”) located at 2500 Broadway, Suite F-125, Santa Monica, CA 90404, 1,000 shares of Mobiquity’s restricted Series AAAA Preferred Stock (the “Mobiquity Preferred Stock”) in consideration of Gopher’s concurrent sale and issuance to Mobiquity of 10,000,000 shares of Gopher’s restricted Common Stock (the “Gopher Common Stock”). The shares of Mobiquity Preferred Stock are convertible into an aggregate of up to 100,000,000 shares of Mobiquity common stock (the “Mobiquity Common Stock”) and 150,000,000 common stock purchase warrants (the “Mobiquity Warrants”). The Mobiquity Warrants shall have a term of 5-years from the date of grant and shall be exercisable at a price of $0.12 per share. The shares of Mobiquity Preferred Stock shall not be convertible into shares of Mobiquity Common Stock and the Mobiquity Warrants shall not be contemporaneously granted until after Mobiquity’s Board of Directors and stockholders shall have increased the authorized number of shares of Mobiquity’s common stock to a number sufficient to accommodate a reserve in Gopher’s favor of 250,000,000 shares of Mobiquity’s common stock. The Mobiquity Preferred Stock shall have immediate voting rights equal to the number of shares of Mobiquity Common Stock into which they may be converted, not including the shares of Mobiquity’s common stock underlying the Mobiquity Warrants (the “Mobiquity Warrant Shares”). For avoidance of doubt, the shares of Mobiquity Preferred Stock have voting rights equal to an aggregate of 100,000,000 shares of Mobiquity’s common stock. The shares of Mobiquity Preferred Stock shall be sold and issued in their entirety upon delivery to Mobiquity of the shares of Gopher Common Stock. Mobiquity and Gopher are collectively referred to as the “Parties”.

This Offering to Gopher is being made under Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). This Offering is being made through Mobiquity’s officers and directors without a placement agent.

Each Party to this Subscription Agreement covenants to assist the other in providing any broker-dealers where the shares of Mobiquity Preferred Stock may be deposited with documentation and/or certifications requested.

1.       Subscription. Gopher hereby subscribes for and agrees to purchase from Mobiquity the Mobiquity Preferred Stock, subject to acceptance by Mobiquity of the shares of Gopher Common Stock, in its sole and absolute discretion.

2.       Purchase Procedure. Gopher acknowledges that, in order to subscribe for the shares of Mobiquity Preferred Stock, it must, and does hereby, deliver to Mobiquity an executed counterpart of the Signature Page attached to this Agreement,

On the date hereof, Mobiquity will issue to Gopher the shares of Mobiquity Preferred Stock and Gopher will issue the shares of Gopher Common Stock to Mobiquity.

3.       Representations of Gopher. By executing this Agreement, Gopher represents, warrants, acknowledges, and agrees as follows:

3.1       Gopher acknowledges that it has received, carefully read, and understands in their entirety (i) this Agreement; (ii) Mobiquity’s recent filings under the Securities Exchange Act of 1934 ,as amended (the “Exchange Act”), including, without limitation, Mobiquity’s Annual Report on Form 10-K for its fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018; (iii) all information necessary to verify the accuracy and completeness of Mobiquity’s representations, warranties, and covenants made herein, inclusive of the information filed under the Exchange Act; and (iv) written (or verbal) answers to all questions Gopher submitted to Mobiquity regarding an investment in Mobiquity; and Gopher has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum, or prospectus.

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3.2       Gopher understands that (i) the shares of Mobiquity Preferred Stock being purchased hereunder have not been registered under the Securities Act and any applicable state securities laws, or the laws of any foreign jurisdiction; (ii) Gopher cannot sell the shares of Mobiquity Preferred Stock, the shares of Mobiquity Common Stock, and the Mobiquity Warrant Shares (collectively, the “Mobiquity Equity Securities”) unless they have been registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Mobiquity Equity Securities and the Mobiquity Warrants, stating that such securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales of the shares of Mobiquity Preferred Stock; (iv) Mobiquity will place stop transfer instructions against the Mobiquity Equity Securities and the Mobiquity Warrants and the certificates representing the same to restrict the transfer thereof; and (v) Mobiquity has no obligations to register any of the Mobiquity Equity Securities or assist Gopher in obtaining an exemption from the various registration requirements except as set forth herein. Gopher agrees not to resell any of the Mobiquity Equity Securities without compliance with the terms of this Agreement, the Securities Act, and any applicable state or foreign securities laws.

3.3       Gopher (i) is acquiring the shares of Mobiquity Preferred Stock solely for Gopher’s own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement, or other arrangement, in existence or contemplated, to sell, pledge, assign, or otherwise transfer the Mobiquity Equity Securities to any other person; and (iii) agrees not to sell or otherwise transfer any of the Mobiquity Equity Securities unless and until they are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available.

3.4       Gopher understands that an investment in the shares of Mobiquity Preferred Stock involves substantial risks, and Gopher recognizes and understands the risks relating to the purchase of the shares of Mobiquity Preferred Stock, including the fact that Gopher could lose the entire amount of its investment in the shares of Mobiquity Preferred Stock.

3.5       Gopher’s directors, management, and consultants have substantial investment expertise in private placements, venture capital offerings, and start-up businesses, are collectively familiar with Mobiquity’s business, as outlined in its Annual Report on Form 10-K for its fiscal year ended December 31, 2017, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and are knowledgeable about the risks associated with the business in which Mobiquity is engaged and have such knowledge and experience in financial and business matters that Gopher is capable of evaluating the merits and risks of an investment in Mobiquity.

3.6       Intentionally left blank.

3.7       Gopher’s investment in Mobiquity is reasonable in relation to its net worth and financial needs and it is able to bear the economic risk of losing its entire investment in the shares of Mobiquity Preferred Stock without substantially affecting its current or planned business operations.

3.8       Gopher understands that (i) the Offering contemplated hereby has not been reviewed by any federal, state, or other governmental body or agency; (ii) if required by the laws or regulations of said state(s) the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the shares of Mobiquity Preferred Stock for investment.

3.9       Gopher is aware that none of the Mobiquity Equity Securities and the Mobiquity Warrants have been registered under the Securities Act and that, except for a limited public market in Mobiquity’s common stock, no established public market currently exists for any of the Mobiquity’s Equity Securities and there can be no assurance that an established market will develop therefor. Gopher has adequate means of providing for its current needs and business contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of its entire investment.

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3.10       Gopher shall not sell, assign, encumber, or transfer all or any part of the shares of Mobiquity Preferred Stock being acquired hereby unless Mobiquity has determined, upon the advice of its counsel, that no applicable federal or state securities laws will be violated as a result of such transfer.

3.11       Gopher represents that Mobiquity has made available all information that Gopher deemed material to making an informed investment decision in connection with his purchase of the shares of Mobiquity Preferred Stock; that Gopher, or its directors, management, or consultants, is in a position regarding Mobiquity, which, based upon business relationship or economic bargaining power, enabled and enables Gopher to obtain information from Mobiquity in order to evaluate the merits and risks of this investment; and that Gopher has been advised concerning the risks and merits of this investment. Further, Gopher acknowledges that Mobiquity has made available to Gopher the opportunity to ask questions of, and receive answers from Mobiquity, its officers, directors, and other persons acting on its behalf, including Dean L. Julia, Chief Executive Officer of Mobiquity, and Sean McDonnell, Chief Financial Officer of Mobiquity, concerning the terms and conditions of its purchase and to obtain any additional information Gopher, to the extent Mobiquity possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Gopher. Further, Gopher represents that no statement, printed material, or inducement was given or made by Mobiquity or anyone on its behalf that is contrary to the information disclosed to Gopher. Gopher is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which Mobiquity is engaged.

3.12       The certificates evidencing the shares of Mobiquity Equity Securities and the Mobiquity Warrants will contain a legend substantially as follows:

THE SECURITIES THAT ARE REPRESENTED HEREBY HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, OR MOBIQUITY RECEIVES AN OPINION OF COUNSEL FOR MOBIQUITY OR GOPHER THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

3.13       Mobiquity has not paid any dividends on its common stock since inception and, by reason of its present financial status and its contemplated financial requirements, does not contemplate or anticipate paying any dividends upon its common stock in the foreseeable future.

3.14       Gopher expressly acknowledges and understands that, in connection with the offer and sale of the shares of Mobiquity Preferred Stock described herein to Gopher, Mobiquity is relying upon Gopher's representations and warranties as contained in this Agreement.

4.       Representations of Mobiquity. By executing this Agreement, Mobiquity represents, warrants, acknowledges, and agrees as follows:

4.1       Mobiquity acknowledges that it has received, carefully read and understands in their entirety (i) this Agreement; (ii) Gopher’s recent filings under the Exchange Act, including, without limitation, Mobiquity’s Annual Report on Form 10-K for its fiscal year ended December 31, 2017 and Annual Report on Form 10-Q for the quarter ended June 30, 2018; (iii) all information necessary to verify the accuracy and completeness of Gopher’s representations, warranties and covenants made herein, inclusive of the information filed under the Exchange Act; and (iv) written (or verbal) answers to all questions Mobiquity submitted to Gopher regarding an investment in Gopher; and Mobiquity has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

4.2       Mobiquity understands that (i) the shares of Gopher Common Stock have not been registered under the Securities Act, and any applicable state securities laws, or the laws of any foreign jurisdiction; (ii) Mobiquity cannot sell the shares of Gopher Common Stock unless they are registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the shares of Gopher Common Stock, stating that such shares have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales of the shares of Gopher Common Stock; (iv) Gopher will place stop transfer instructions against the shares of Gopher Common Stock and the certificates therefor to restrict the transfer thereof; and (v) Gopher has no obligations to register the shares of Gopher Common Stock or assist Mobiquity in obtaining an exemption from the various registration requirements. Mobiquity agrees not to resell the shares of Gopher Common Stock without compliance with the terms of this Agreement, the Securities Act and any applicable state or foreign securities laws.

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4.3       Mobiquity (i) is acquiring the shares of Gopher Common Stock solely for Mobiquity’s own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign, or otherwise transfer the shares of Gopher Common Stock to any other person; and (iii) agrees not to sell or otherwise transfer the shares of Gopher Common Stock unless and until they are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available.

4.4       Mobiquity understands that an investment in the shares of Gopher Common Stock involves substantial risks, and Mobiquity recognizes and understands the risks relating to the purchase of the shares of Gopher Common Stock, including the fact that Mobiquity could lose the entire amount of Mobiquity’s investment in the shares of Gopher Common Stock.

4.5       Mobiquity’s directors, management, and consultants have substantial investment expertise in private placements, venture capital offerings, and start-up businesses, are collectively familiar with Gopher’s business as outlined in its Annual Report on Form 10-K for its fiscal year ended December 31, 2017, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and are knowledgeable about the risks associated with the business in which Gopher is engaged and have such knowledge and experience in financial and business matters that Mobiquity is capable of evaluating the merits and risks of an investment in the shares of Gopher Common Stock.

4.6       Intentionally left blank.

4.7       Mobiquity’s investment in the shares of Gopher Common Stock is reasonable in relation to its net worth and financial needs and it is able to bear the economic risk of losing its entire investment in the shares of Gopher Common Stock without substantially affecting its current or planned business operations.

4.8       Mobiquity understands that (i) the sale and issuance of the shares of Gopher Common Stock contemplated hereby have not been reviewed by any federal, state, or other governmental body or agency; (ii) if required by the laws or regulations of said state(s), the sale and issuance of the shares of Gopher Common Stock contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) documents used in connection with this Agreement have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the shares of Gopher Common Stock for investment.

4.9       Mobiquity is aware that the shares of Gopher Common Stock have not been registered under the Securities Act and that, except for a recently established public market in Gopher’s common stock, there can be no assurance that an established market will therefor will be maintained. Mobiquity has adequate means of providing for its current needs and business contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of its entire investment.

4.10       Intentionally left blank.

4.11       Mobiquity represents that it is in a position to evaluate the merits and risks of the acquisition of the shares of Gopher Common Stock; and that Company has been advised concerning the risks and merits of this investment. Further, Mobiquity represents that no statement, printed material, or inducement was given or made by Gopher or anyone on its behalf which is contrary to the information disclosed to Mobiquity. Mobiquity is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which Gopher is engaged.

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4.12       The certificates evidencing the shares of Gopher Common Stock will contain a legend substantially as follows:

THE SHARES OF GOPHER COMMON STOCK THAT ARE REPRESENTED HEREBY HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, OR GOPHER RECEIVES AN OPINION OF COUNSEL FOR GOPHER OR MOBIQUITY THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

4.13       Gopher has not paid any dividends on its common stock since its inception and, Gopher has been informed that, by reason of Gopher’s present financial status and its contemplated financial requirements, does not contemplate, or anticipate paying any dividends upon its common stock in the foreseeable future.

4.14       Mobility expressly acknowledges and understands that, in connection with the offer and sale of the shares of Gopher Common Stock described herein to Mobiquity, Gopher is relying upon Mobility’s representations and warranties as contained in this Agreement.

5.       Indemnification. Each of the Parties hereby agrees to indemnify and hold harmless the other party and its officers, directors, employees, agents, counsel, consultants, and affiliates from and against any and all damages, losses, costs, liabilities, and expenses (including, without limitation, reasonable attorneys’ fees) that they, or any of them, may incur by reason of the Party’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Party’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Parties’ successors and assigns.

6.       Mobiquity’s Covenants. Mobiquity agrees that, for a period beginning immediately upon the six (6)-month anniversary of the date hereof and ending on the twenty-four (24)-month anniversary of the date hereof (the “Leak-Out Period”), Mobiquity shall have the right to sell or otherwise transfer into the public markets on any given day up to 20,000 shares of Gopher Common Stock. Mobiquity may transfer all or a portion of the shares of Gopher Common Stock otherwise at any time, so long as the receiving party adheres to the above Leak-Out Period. Mobiquity also agrees to pay a 10% finder’s fee to: CONSUL GROUP RE 2021, SRL (Costa Rica CERTIFICATION NUMBER: RNPDIGITAL-9014897-2018). Finder’s fee is equal to 10,000,000 restricted shares of Mobiquity Technologies, Inc. Common Stock and 15,000,000 Mobiquity Warrants. The Mobiquity Warrants shall have a term of 5-years from the date of grant and shall be exercisable at a price of $0.12 per share.

7.       Jurisdiction; Applicable Law. The Parties has expressly submitted to the jurisdiction of the State of New York and United States Federal courts sitting in the City of New York, NY, for the purpose of any suit, action, or proceedings arising out of this Agreement. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of New York.

8.       Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

9.       Persons Bound. This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on each Party and its respective successors and assigns.

10.       Entire Agreement. This Agreement, when accepted by Mobiquity, will constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified, changed, waived, or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend, or otherwise affect any of the provisions hereof.

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11.       Assignability. The Parties acknowledge that each may not assign any of its rights to or interest in or under this Agreement without the prior written consent of the other Party, and any attempted assignment without such consent shall be void and without force or effect.

12.       Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, to the address of each Party set forth herein. Any such notice shall be deemed given when delivered personally, e-mailed, or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

13.       Interpretation.

13.1       When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

13.2       Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

14.       Notwithstanding anything herein to the contrary, the Parties agree that each Party (and each employee, representative, and other agent of such Party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such Party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Offering, (ii) the identities of participants or potential participants in the Offering, (iii) the existence or status of any negotiations, (iv) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the Offering), or (v) any other term or detail not relevant to the tax treatment or the tax structure of the Offering.

15.       CERTIFICATION. EACH PARTY CERTIFIES THAT EACH HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY SUCH PARTY HEREIN IS TRUE AND COMPLETE.

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GOPHER SIGNATURE PAGE

The undersigned, desiring to subscribe for the purchase of 1,000 shares of Mobiquity Technologies, Inc. Series AAAA Preferred Stock, as set forth below, acknowledges that it has received and understands the terms and conditions of this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date written below.

Total Number of shares of Gopher Common Stock: 10,000,000 shares of Gopher Protocol Inc. restricted Common Stock

Date of Investment: August 29, 2018

Tax ID#:

GOPHER PROTOCOL INC.

By: /s/ Douglas Davis
Douglas Davis, Chief Executive Officer

The subscription set forth herein is accepted by Mobiquity Technologies, Inc. based upon the terms set forth herein as of this 29th day of August 2018.

MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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